UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2016

OSIRIS THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Maryland	001-32966	71-0881115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7015 Albert Einstein Drive, Columbia, Maryland	21046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (443) 545-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.                                        Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously reported, on September 16, 2016, Osiris Therapeutics, Inc. (the “Company”) received an expected letter from the Listing Qualifications Department of the NASDAQ Stock Market (the “NASDAQ Staff”) stating that unless the Company requests a hearing before a NASDAQ Listing Qualifications Panel (a “NASDAQ Hearings Panel”) by September 21, 2016, the Company’s common stock would be subject to delisting based upon the Company’s current non-compliance with NASDAQ Listing Rule 5250(c)(1) as a result of certain delinquent SEC reports.  On September 21, 2016, the Company requested an appeal of the NASDAQ Staff determination, and also requested a further stay of delisting.

On October 6, 2016, the Company received a letter from NASDAQ’s Office of General Counsel stating that a NASDAQ Hearings Panel had granted the Company’s request for a stay of the delisting of the Company’s common stock until such time as the NASDAQ Hearings Panel makes a decision on the merits following a hearing, which hearing has been scheduled for November 10, 2016. The letter further states that, accordingly, the Company’s common stock will continue to trade on the NASDAQ Stock Market pending the November 10, 2016 hearing and the issuance of a final decision by the NASDAQ Hearings Panel thereafter.

Forward Looking Statements

Certain matters discussed in this Current Report on Form 8-K constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to management. Such forward-looking statements include statements regarding the timing or outcome of the NASDAQ listing qualification deficiency process or the ability of the Company to successfully maintain its NASDAQ listing, the timing or outcome of the restatements, including the materiality, significance, nature, subject matter, timing or quantitative effects of the Company’s restated financial statements, the transition to a new independent registered public accounting firm, the timing of the audit of the Company’s 2015 financial statements or the timing of the filing of the Company’s 2015 Form 10-K or Q1 2016 Form 10-Q. We caution you not to place undue reliance on any such forward-looking statements. Several factors could cause actual results to differ materially from those expressed in or contemplated by the forward-looking statements. Such factors include, but are not limited to, include the identification of additional errors in the restated financial statements, changes in the scope or focus of the accounting adjustments, the risk that additional information may arise prior to the expected filing with the SEC of the restated financial statements, the preparation of our restated financial statements or other subsequent events that would require us to make additional adjustments. Other risk factors affecting the Company are discussed in detail in the Company’s filings with the SEC, including its Annual Reports on Form 10-K. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSIRIS THERAPEUTICS, INC.

	By:	/s/ GREGORY I. LAW
Gregory I. Law
Chief Financial Officer

Date: October 7, 2016

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